Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	FSSC Sponsor LLC

Address of Joint Filer:	c/o Fortistar Sustainable Solutions Corp.
One North Lexington Avenue
White Plains, NY 10601

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Fortistar Sustainable Solutions Corp. [FSSI]

Date of Event Requiring Statement:	January 26, 2021

Designated Filer:	FSSC Sponsor LLC

Signature:

FSSC Sponsor LLC

By:	/s/ Scott Contino
Name: Scott Contino
Title: Chief Financial Officer

Date:	January 26, 2021

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	FSSC Holdings LLC

Address of Joint Filer:	c/o Fortistar Sustainable Solutions Corp.
One North Lexington Avenue
White Plains, NY 10601

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Fortistar Sustainable Solutions Corp. [FSSI]

Date of Event Requiring Statement:	January 26, 2021

Designated Filer:	FSSC Sponsor LLC

Signature:

FSSC Holdings LLC

By:	/s/ Scott Contino
Name: Scott Contino
Title: Chief Financial Officer

Date:	January 26, 2021

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Fortistar Projects LLC

Address of Joint Filer:	c/o Fortistar Sustainable Solutions Corp.
One North Lexington Avenue
White Plains, NY 10601

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Fortistar Sustainable Solutions Corp. [FSSI]

Date of Event Requiring Statement:	January 26, 2021

Designated Filer:	FSSC Sponsor LLC

Signature:

Fortistar Projects LLC

By:	/s/ Scott Contino
Name: Scott Contino
Title: Chief Financial Officer

Date:	January 26, 2021

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Fortistar LLC

Address of Joint Filer:	c/o Fortistar Sustainable Solutions Corp.
One North Lexington Avenue
White Plains, NY 10601

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Fortistar Sustainable Solutions Corp. [FSSI]

Date of Event Requiring Statement:	January 26, 2021

Designated Filer:	FSSC Sponsor LLC

Signature:

Fortistar LLC

By:	/s/ Scott Contino
Name: Scott Contino
Title: Chief Financial Officer

Date:	January 26, 2021

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mark S. Comora

Address of Joint Filer:	c/o Fortistar Sustainable Solutions Corp.
One North Lexington Avenue
White Plains, NY 10601

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Fortistar Sustainable Solutions Corp. [FSSI]

Date of Event Requiring Statement:	January 26, 2021

Designated Filer:	FSSC Sponsor LLC

Signature:

By:	/s/ Mark S. Comora
Name: Mark S. Comora

Date:	January 26, 2021